VISTA SMALL CAP EQUITY FUND

SUPPLEMENT DATED
JANUARY 3, 1996
TO THE PROSPECTUS DATED JUNE 19, 1995

At the December 14, 1995 Board Meeting, the Trustees of Mutual Fund Group
 approved a revision to the investment policy of the Fund. The revised language, as set forth below, replaces the small company capitalization definition currently set forth on pages 1 and 5. The change in this restriction has been underlined:

"Under normal circumstances, the Fund will invest at least 65% of its assets in small-sized companies, with capitalization of $750 million or less."
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